                                  SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                      EXCHANGE ACT OF 1934 (AMENDMENT NO. )


Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement      [ ] Confidential, for Use of the Commission
                                         Only (as permitted by Rule 14a-6(e)(2))

[X] Definitive Proxy Statement

[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                             PRIVATE BUSINESS, INC.
                (Name of Registrant as Specified In Its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]    No fee required.
[ ]    Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

       (1) Title of each class of securities to which transaction applies:

       (2) Aggregate number of securities to which transaction applies:

       (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

       (4) Proposed maximum aggregate value of transaction:

       (5) Total fee paid:

[ ]    Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       (1) Amount Previously Paid:

       (2) Form, Schedule or Registration Statement No.:

       (3) Filing Party:

       (4) Date Filed:

                             PRIVATE BUSINESS, INC.
                             9010 OVERLOOK BOULEVARD
                           BRENTWOOD, TENNESSEE 37027

Dear Shareholder:

        You are cordially invited to attend the 2000 Annual Meeting of Shareholders of Private Business, Inc. (the "Company"), to be held at our corporate offices, 9010 Overlook Boulevard, Brentwood, Tennessee, on June 1, 2000, at 9:00 a.m. (Central Daylight time).

        The attached Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted at the meeting. Following the formal business portion of the Annual Meeting, there will be a report on the operations of the Company and shareholders will be given the opportunity to ask questions. At your earliest convenience, please mark, sign and return the accompanying proxy card in the enclosed postage pre-paid envelope. We hope you will be able to attend the Annual Meeting.

        Whether or not you plan to attend the Annual Meeting, please complete, sign, date and mail the enclosed proxy card promptly. If you attend the Annual Meeting, you may revoke such proxy and vote in person if you wish, even if you have previously returned your proxy card. If you do not attend the Annual Meeting, you may still revoke such proxy at any time prior to the Annual Meeting by providing written notice of such revocation to Tea Hoffmann, Vice President - General Counsel of the Company. YOUR PROMPT COOPERATION WILL BE GREATLY APPRECIATED.


                                             Sincerely,

                                             Kevin M. McNamara
                                             Chief Executive Officer


Nashville, Tennessee
May 11, 2000

                             PRIVATE BUSINESS, INC.
                             9010 OVERLOOK BOULEVARD
                           BRENTWOOD, TENNESSEE 37027

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To the Stockholders of Private Business, Inc.:

        The Annual Meeting of Stockholders of Private Business, Inc., a Tennessee corporation (the "Company"), will be held at our corporate offices, 9010 Overlook Boulevard, Brentwood, Tennessee, at 9:00 a.m. Central Daylight Time, on Thursday, June 1, 2000 for the following purposes:

        (1) To elect three (3) Class 1 directors, to hold office for a three (3) year term and until their successors have been duly elected and qualified;

        (2) To approve the adoption of the Company's Employee Stock Purchase Plan; and

        (3) To transact such other business as may properly come before the meeting, or any adjournment or postponement thereof.

        The proxy statement and form of proxy accompanying this Notice are being mailed to stockholders on or about May 11, 2000. Only stockholders of record at the close of business on May 3, 2000 are entitled to notice of and to vote at the meeting and any adjournment thereof.

        Your attention is directed to the Proxy Statement accompanying this notice for a more complete statement regarding the matters to be acted upon at the meeting.

        We hope very much that you will be able to be with us. The Company's Board of Directors urges all Stockholders of record to exercise their right to vote at the Annual Meeting of Stockholders personally or by proxy. Accordingly, we are sending you the accompanying Proxy Statement and the enclosed proxy card.

YOUR REPRESENTATION AT THE ANNUAL MEETING OF STOCKHOLDERS IS IMPORTANT. TO ENSURE YOUR REPRESENTATION, WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD. SHOULD YOU DESIRE TO REVOKE YOUR PROXY, YOU MAY DO SO AT ANY TIME BEFORE IT IS VOTED IN THE MANNER PROVIDED IN THE ACCOMPANYING PROXY STATEMENT.


                                         By Order of the Board of Directors



                                         Kevin M. McNamara
                                         Chief Executive Officer


May 11, 2000

                             PRIVATE BUSINESS, INC.
                               9010 OVERLOOK BLVD.
                           BRENTWOOD, TENNESSEE 37027

                                 PROXY STATEMENT

        This Proxy Statement and enclosed Proxy are being furnished to stockholders of Private Business, Inc., a Tennessee corporation (together with its subsidiaries "Private Business" or the "Company"), in connection with the solicitation of proxies by the Board of Directors of the Company for use at the Annual Meeting of Stockholders (the "Annual Meeting") of the Company to be held at 9:00 a.m. Central Daylight Time on Thursday, June 1, 2000, at our corporate offices, 9010 Overlook Boulevard, Brentwood, Tennessee and at any adjournments or postponements thereof. The cost of soliciting proxies in the accompanying form will be borne by the Company. The persons named as proxies were selected by the Board of Directors of the Company and are executive officers of the Company.

        This Proxy Statement and enclosed Proxy were initially mailed or delivered to stockholders on or about May 11, 2000. The Company's Annual Report, which includes the Company's Annual Report on Form 10-K filed with the Securities Exchange Commission for the fiscal year ended December 31, 1999, is being concurrently mailed or delivered with this Proxy Statement to stockholders entitled to vote at the Annual Meeting. The Annual Report is not to be regarded as proxy soliciting material.

        The Company has fixed the close of business on May 3, 2000 as the record date for determining the holders of its common stock, no par value (the "Common Stock") who will be entitled to notice of and to vote at the meeting. On that date, the Company had issued and outstanding 27,465,259 shares of Common Stock, which are the only outstanding shares of capital stock of the Company. Holders of the Company's Common Stock are entitled to one vote for each share owned of record. A majority of shares entitled to vote constitutes a quorum. A share, once represented for any purpose at the meeting, is deemed present for purposes of determining a quorum for the meeting (unless the meeting is adjourned and a new record date is set for the adjourned meeting), even if the holder of the share abstains from voting with respect to any matter brought before the meeting.

        If properly executed and returned in time for the Annual Meeting, the enclosed Proxy will be voted in accordance with the choices specified thereon. Where a signed Proxy is returned, but no choice is specified, the shares will be voted "for" the election of each Class 1 director nominee, "for" the approval of the Employee Stock Purchase Plan and in the discretion of the proxies on such other matters as may properly come before the meeting. Any stockholder who executes and returns a Proxy may revoke it in writing at any time before it is voted at the Annual Meeting by executing and delivering a later-dated proxy, or by appearing at the meeting and voting in person. Abstentions and broker non-votes will not be counted as affirmative votes on matters to be voted upon, but will be counted for purposes of determining the presence or absence of a quorum. They have no legal effect on the election of directors, which are elected by a plurality of votes. On the approval of the Employee Stock Purchase Plan and any other matters which require a majority vote for approval, abstentions have the effect of a negative vote.

                                   PROPOSAL 1.
                              ELECTION OF DIRECTORS

         All directors generally hold office for three-year terms and then until their successors have been duly elected and qualified. The Board of Directors of the Company is divided into three classes. The term of the Class 2 directors will expire at the 2001 Annual Meeting of Stockholders; the term of the Class 3 directors will expire at the 2002 Annual Meeting of Stockholders; and the term of the Class 1 directors will expire at this Annual Meeting of Stockholders (and in all cases when their respective successors are duly elected and qualified). At each annual meeting, successors to the class of directors whose term expires at such meeting will be elected to serve for a three-year term and until their successors are duly elected and qualified.

         The Board of Directors proposes that the three nominees indicated below be elected as a Class 1 directors to serve for a three-year term and until their successors are duly elected and qualified. Mr. Cover, Mr. Thurman and Mr. Goad are currently Class 1 directors. If any of the nominees should become unable to accept election or declines to serve, neither of which the Board anticipates, it is intended, in the absence of contrary direction, that the proxies will be voted for the balance of those named below and for substitute nominee(s) as the Board may designate, unless the Board has taken prior action to reduce its membership. The proxies will in no event be voted for a greater number of nominees than three.

        During fiscal 1999, the Board of Directors held 11 meetings and acted by 3 written consent actions. Each director attended at least 75% of the aggregate of (i) the total number of meetings of the Board of Directors and (ii) the total number of meetings held by all committees on which the individual director served.

        The Board of Directors currently has two committees: the Audit Committee and the Compensation Committee. The Compensation Committee makes recommendations concerning salaries and incentive compensation for executives of the Company. The Compensation Committee consists of Messrs. Black, Evans and King. The Compensation Committee met one time during fiscal 1999. The Audit Committee reviews and approves the annual report of the Company's independent auditors. Messrs. Black, Cage and Thurman serve on the Audit Committee. The Audit Committee met one time during fiscal 1999.

DIRECTOR COMPENSATION

        Non-employee directors receive $1,000 cash compensation for each board meeting they attend. Directors are reimbursed for expenses incurred in connection with attendance at board and committee meetings. In March 1999, Mr. Cage, an independent director who does not own any of our stock, was granted an option to purchase 20,000 shares of common stock at an exercise price of $8.00 per share. In February 2000, Mr. Goad, an independent director was granted an option to purchase 10,000 shares of common stock at an exercise price of $4.00 per share. No other non-employee directors have received stock option grants. Mr. McNamara and Mr. Cover, Private Business's only employee directors, received their stock option grants for their service as an employee.

INFORMATION ABOUT NOMINEES FOR CLASS 1 DIRECTORS



NAME OF NOMINEE       AGE        PRINCIPAL OCCUPATION
---------------       ---        --------------------
Jerry L. Cover        48         Mr. Cover joined Private Business in 1991 and
                                 currently serves as President and Director. Mr.Cover
                                 served as Executive Vice President and Chief
                                 Operating Officer from 1994 until 1997 and has
                                 served as President and a Director since 1997. He
                                 served as Chief Executive Officer during 1999. Prior
                                 to joining Private Business, Mr. Cover owned and
                                 operated small businesses for 17 years.

Fred Goad             59         Mr. Goad has served as a Director since February
                                 2000.  Mr. Goad became a Director and President of
                                 ENVOY Corporation in August 1984. On August 3,
                                 1995, Mr. Goad was elected Chairman and Co-Chief
                                 Executive Officer of ENVOY and currently serves in
                                 such capacity in addition to being a Director. Mr.
                                 Goad also serves on the Board of Directors for
                                 Performance Food Group, Ingram Entertainment,
                                 Oacis Healthcare, and was a founding member of the
                                 Nashville Healthcare Council.

Gregory A. Thurman    51         Mr. Thurman co-founded Private Business in 1991
                                 and has served as a Director since that time. He
                                 served as President from 1995 until 1997. From
                                 1990 to 1995, he served as Chief Executive Officer
                                 and President of FISI*Madison Financial Corporation.
                                 Since March 1999, he has been the Chairman of the
                                 Board of Journal Communications, Inc., a magazine
                                 publishing company in Franklin, Tennessee.


CONTINUING DIRECTORS


NAME OF DIRECTOR            AGE      PRINCIPAL OCCUPATION
----------------            ---      --------------------
CLASS 2 (TERM ENDING 2001)
Thomas L. Black             48       Mr. Black co-founded Private Business in 1991
                                     and has served as a Director since that time.
                                     Mr. Black currently serves as Chief Executive
                                     Officer of Imagic Corporation, Nashville,
                                     Tennessee, a check imaging software company,
                                     and as Chief Executive Officer of Tecniflex
                                     Inc. in Republic, Missouri, a check
                                     processing equipment maintenance and servicing
                                     company. Mr. Black served as Chief Executive
                                     Officer from 1991 until 1995.

Brian J. Conway             41       Mr. Conway has served as a Director since
                                     August 1998. He has been a managing director
                                     or partner of TA Associates, Inc., a private
                                     equity investment firm in Boston, Massachusetts,
                                     or its predecessor since 1988, and was an
                                     associate at the firm from 1984 through 1988.

William B. King             55       Mr. King co-founded Private Business in 1991
                                     and has served as Chairman of the Board since
                                     that time. In 1970, he cofounded Madison
                                     Financial Corporation, a provider of marketing
                                     products and services to community banks.
                                     Mr. King sold Madison Financial Corporation
                                     in 1986 and served as Chairman of the Board
                                     of its successor FISI*Madison Financial
                                     Corporation from 1986 to 1995. Mr. King is
                                     a private investor, and he has served as a major
                                     stockholder, director and/or chairman of a
                                     number of privately-held companies during the
                                     past five years. He currently serves as a
                                     Director of one publicly-held company, Harbinger
                                     Corporation, Atlanta, Georgia.

CLASS 3 (TERM ENDING 2002)
Bruce R. Evans              41       Mr. Evans has served as a Director since
                                     August 1998. Since 1991, Mr. Evans has been a
                                     General Partner of Summit Partners, a venture
                                     capital firm in Boston, Massachusetts where
                                     he has been employed since 1986. Mr. Evans
                                     serves as a Director of Omtool, Ltd., DSET
                                     Corporation and several privately-held
                                     companies.



NAME OF DIRECTOR       AGE       PRINCIPAL OCCUPATION
----------------       ---       --------------------
Gary W. Cage           55        Mr. Cage has served as a Director since March 1999.
                                 Mr. Cage currently serves as President, Chief
                                 Executive Officer and Director of Monarch Dental
                                 Corporation, Dallas, Texas, a dental services
                                 company. He served as Chief Operating Officer of
                                 Monarch from 1996 to 1997 and, from 1992 to 1996,
                                 Mr. Cage served as Chief Financial Officer, Senior
                                 Vice President, Treasurer and Secretary of EmCare
                                 Holdings, Inc., in Dallas, Texas, a provider of
                                 management services to emergency physicians.

Kevin M. McNamara      44        Mr. McNamara joined the Company as Chief Executive
                                 Officer and Director on October 31, 1999. Prior
                                 to joining Private Business, Mr. McNamara served
                                 as Senior Vice President and Chief Financial
                                 Officer of ENVOY Corporation, a leading publicly
                                 traded provider of healthcare EDI and transaction
                                 processing services, from 1996-1999. From
                                 1994-1995, Mr. McNamara was President of NaBANCO
                                 Merchant Services Corporation, one of the world's
                                 then-largest merchant credit card processors.


        THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE PROPOSED NOMINEES TO THE CLASS I DIRECTORS. THE AFFIRMATIVE VOTE OF A PLURALITY OF THE VOTES CAST ON PROPOSAL 1, IN PERSON OR BY PROXY, IS NECESSARY FOR THE ELECTION OF THE NOMINEES NAMED HEREIN TO BE DIRECTORS OF THE COMPANY.

                                   PROPOSAL 2:
                    ADOPTION OF EMPLOYEE STOCK PURCHASE PLAN

GENERAL

        On May 11, 2000, the Board of Directors adopted the Private Business, Inc. 2000 Employee Stock Purchase Plan (the "Plan"), subject to shareholder approval. The Plan provides for the purchase of Company Common Stock by eligible employees of the Company and of its Subsidiaries at the end of any option period (the "Option Period"). The Plan is intended to qualify as an employee stock purchase plan under Section 423 of the Internal Revenue Code of 1986, as amended (the "Code").

        The following summary of the Plan is qualified in its entirety by reference to the full text of the Plan, which is attached to this Proxy Statement as Exhibit A. Capitalized terms used herein but not defined have the meaning set forth in the Plan.

SUMMARY OF THE PLAN

        Purpose. The purpose of the Plan is to provide employees of the Company and its Subsidiaries with an opportunity to become shareholders of the Company. It is believed that broad-based employee participation in the ownership of the Company will help to achieve the unity of purpose conducive to the continued growth of the Company and to the mutual benefit of its employees and shareholders.

        Administration. The Plan will be administered by the Compensation Committee of the Board of Directors or such other committee as established by the Board of Directors (the "Plan Administrator"). The Plan Administrator has full authority to administer and interpret the Plan and to establish rules and regulations for the administration of the Plan. The Board of Directors may, at any time, remove and replace an individual or committee serving as Plan Administrator.

        Stock Purchases. The Plan permits Common Stock to be sold to participating employees on the last business day of any Option Period at a price equal to the lesser of (i) 85% of the fair market value of Common Stock on the first business day of the Option Period or (ii) 85% of the fair market value of Common Stock on the last business day of each Option Period. The Plan provides for successive Option Periods, the first of which will begin on July 1, 2000. Each Option Period will last three months.

        Eligibility. Except as provided in this paragraph, all employees of the Company or its Subsidiaries are eligible to participate in the Plan. Employees whose customary employment is less than twenty hours per week, whose customary employment is not for more than five (5) months in any calendar year, who own five percent (5%) of the total combined voting power or value of all classes of stock of the Company or its Subsidiaries or who have not been employed by the Company or its Subsidiaries for more than six (6) months are not eligible to participate in the Plan. As of March 31, 2000, there were approximately 305 persons who were eligible to participate in the Plan.

        Number of Shares. The Plan provides for the issuance of up to 1,000,000 shares of Common Stock, subject to adjustment in the event of a merger, consolidation, reorganization, recapitalization, reclassification, stock dividend, divided in property other than cash, or stock split. No participant may purchase shares having a fair market value (determined at the date of grant) exceeding $25,000 under the Plan and all other employee stock purchase plans (if any) for any calendar year.

        Certain Terms and Conditions. Participating employees may direct the Company to make payroll deductions in exact dollar amounts not less than ten dollars ($10) for a payroll period and not more than fifteen percent (15%) of the employee's base pay on the beginning of the Option Period. Participating employees may voluntarily withdraw from the Plan at any time (although no employee may enroll again after a withdrawal until the beginning of the next Option Period). Upon such voluntary withdrawal, the options granted to such participant will be canceled, further contributions will be discontinued and such participant's Contribution Account will be returned. Upon a participant's termination of employment with the Company or a Subsidiary for any reason, participation in the Plan will cease. In the event of termination due to death, disability or retirement, the participant or the participant's legal representation may elect to withdraw the balance of the participant's Contribution Account. Absent such election, such participant's Contribution Account will be used to purchase stock under the Plan at the end of the Option Period. In the event of any termination other than termination due to death, disability or retirement, the balance of the participant's Contribution Account will be paid to the participant and all options granted to such participant will be void.

        Promptly after the last day of each Option Period and subject to any terms and conditions the Committee may impose, the Company will cause the Common Stock purchased to be issued to the participants.

        Duration, Termination and Amendment. Unless earlier discontinued or terminated by the Board of Directors, the Plan shall automatically terminate when all of the Common Stock issuable under the Plan have been sold. The Plan permits the Board of Directors to amend or discontinue the Plan at any time, except that prior shareholder approval will be required for any amendment which would authorize an increase in the number of shares of Common Stock which may be purchased under the Plan.

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PRIVATE BUSINESS, INC. 2000 EMPLOYEE STOCK PURCHASE PLAN. THE AFFIRMATIVE VOTE OF A MAJORITY OF THE SHARES OF COMMON STOCK ENTITLED TO VOTE AND PRESENT IN PERSON OR BY PROXY AT THE ANNUAL MEETING IS REQUIRED FOR THE APPROVAL OF THE PRIVATE BUSINESS, INC. 2000 EMPLOYEE STOCK PURCHASE PLAN.

                          SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

        Private Business is authorized to issue 100,000,000 shares of common stock and 20,000,000 shares of preferred stock. As of March 31, 2000, there were 27,465,259 shares of common stock and no shares of preferred stock issued and outstanding. The following table sets forth as of March 31, 2000 information with respect to the beneficial ownership of our outstanding common stock by (i) each director of Private Business, (ii) each executive officer named in the Summary Compensation Table herein, (iii) all directors and executive officers as a group, and (iv) each stockholder known by Private Business to be the beneficial owner of more than 5% of its outstanding common stock. Except as otherwise indicated, the persons or entities listed below have sole voting and investment power with respect to all shares of common stock owned by them, except to the extent such power may be shared with a spouse.


                                                                    SHARES
                                                           BENEFICIALLY OWNED(1)
NAME                                                       NUMBER        PERCENT
----                                                       ------        -------
Summit Partners (2)(3)                                    4,427,295        16.1
TA Associates Group (2)(4)                                4,427,295        16.1
Cendent Corporation (2)                                   1,874,801         6.8
James C. Gooch (5)                                        1,698,294         6.2
Thomas L. Black                                           2,968,514        10.8
William B. King                                           1,325,720         4.8
Gregory A. Thurman                                        2,375,635         8.6
Kevin M. McNamara (6)                                       222,222           0
Jerry L. Cover (7)                                          298,875         1.1
Fred P. Read (8)                                             31,000           *
Joseph T. Stewart (9)                                        24,733           *
Jeffrey R. Cantwell (9)                                      61,858           *
Gary W.Cage (9)                                              20,000           *
Fred C. Goad (10)                                            20,000           *
Bruce R.Evans (3)                                         4,427,295        16.1
Brian J. Conway (4)                                       4,427,295        16.1

All directors and executive officers as group            16,241,721        58.0
(14 persons) (11)

----------------
*     Less than 1%

(1) The percentages shown are based on 27,465,259 shares of Common Stock outstanding on March 31, 2000. Pursuant to Rule 13d-3 under the Securities Exchange Act of 1934 (the "Exchange Act"), shares of Common Stock which a person has the right to acquire pursuant to the exercise of stock options and warrants held by such holder that are exercisable within sixty (60) days of such date are deemed outstanding for the purpose of computing the percentage ownership of such person, but are not deemed outstanding for computing the percentage ownership of any other person.

(2) The address for Summit Partners is care of Summit Ventures V, L.P. is 600 Atlantic Avenue, Suite 2800, Boston, MA 02210. The address for TA Associates Group is 125 High Street Tower, Suite 2500, Boston, MA 02110. The address for Cendant Corporation is 6 Sylvan Way, Parsippany, NJ 07054.

(3) Includes 3,429,322 shares held by Summit Ventures V, L.P., 573,432 shares held by Summit V Companion Fund, L.P., 229,373 shares held by Summit V Advisors Fund (QP), L.P., 70,094 shares held by Summit V Advisors Fund, L.P. and 125,074 shares held by Summit Investors III, L.P. Mr. Evans is a general partner of Summit Investors III, L.P. and is a member of Summit Partners, LLC, which is the general partner of Summit Ventures V, L.P., Summit V Companion Fund, L.P., Summit V Advisors Fund (QP), L.P. and Summit V Advisors Fund, L.P. Mr. Evans may be deemed to share voting and investment power with respect to all shares held by the partnerships. Mr. Evans disclaims beneficial ownership of these shares, except to the extent of his pecuniary interest therein.

(4) Includes 3,367,087 shares owned by TA/Advent VIII, L.P.; 926,416 shares owned by Advent Atlantic & Pacific III L.P.; 66,536 shares owned by TA Executives Fund LLC; 67,256 shares owned by TA Investors LLC. TA/Advent VIII, Advent Atlantic & Pacific III L.P., TA Executives Fund LLC and TA Investors LLC are part of an affiliated group of investment partnerships referred to, collectively, as the TA Associates Group. The general partner of TA/Advent VIII, L.P. is TA Associates VIII LLC. The general partner of Advent Atlantic & Pacific III L.P. is TA Associates AAP III Partners. TA Associates, Inc. is the general partner of TA Associates AAP III Partners, L.P. and the manager of each of TA Associates VIII, LLC, TA Executives Fund, LLC and TA Investors, LLC is TA Associates, Inc. In such capacity, TA Associates, Inc. exercises sole voting and investment power with respect to all of the shares held of record by the named investment partnerships. Individually no stockholder, director or officer of TA Associates, Inc. is deemed to have or share voting and investment power. Principals and employees of TA Associates, Inc. (including Mr. Conway, a Director of Private Business) comprise the members of TA Investors LLC. Mr. Conway has a pecuniary interest in 10,884 shares held by TA Investors, LLC.

(5) Includes 848,897 shares held by The Joshua C. King Trust and 848,897 shares held by the William B. King III Trust. Mr. Gooch is trustee of both trusts

(6)   Includes options to purchase 152,778 shares of common stock.

(7)   Includes options to purchase 202,708 shares of common stock.

(8)   Includes options to purchase 26,083 shares of common stock.

(9) The amount shown consists of options to purchase shares of common stock. These individuals do not own any shares of common stock.

(10)  Includes options to purchase 10,000 shares of common stock.

(11)  Includes options to purchase 536,734 shares of common stock.

                               EXECUTIVE OFFICERS

         The following table sets forth certain information concerning the executive officers of the Company as of April 15, 2000.


NAME                            AGE        POSITION
----                            ---        --------
Kevin M. McNamara               44         Chief Executive Officer and Director
Jerry L. Cover                  48         President and Director
Fred P. Read                    45         Chief Financial Officer
Jeffrey R. Cantwell             42         Chief Technical Officer
Joseph P. Mooney                32         Chief Sales Officer
Gregg E. Colson                 37         Senior Vice President Client Services


Kevin M. McNamara joined the Company as its Chief Executive Officer and as a director on October 31, 1999. Prior to joining Private Business, Mr. McNamara served as Senior Vice President and Chief Financial Officer of ENVOY Corporation, a leading publicly traded provider of healthcare EDI and transaction processing services, from 1996-1999. From 1994-1995, Mr. McNamara was President of NaBANCO Merchant Services Corporation, one of the world's then-largest merchant credit card processors.

Jerry L. Cover joined Private Business in 1991 and currently serves as President and Director. Mr. Cover served as our Executive Vice President and Chief Operating Officer from 1994 until 1997 and has served as President and a Director since 1997. He served as Chief Executive Officer during 1999. Prior to joining Private Business, Mr. Cover owned and operated small businesses for 17 years.

Fred P. Read joined Private Business in 1995 and has served as Vice President -- Finance until becoming Chief Financial Officer in 1998. Prior to joining Private Business, Mr. Read served as Division Controller/Chief Financial Officer of Columbia/HCA Information Services, Inc., in Nashville, Tennessee, the information services subsidiary of Columbia/HCA Corporation, from 1986 through 1995.

Jeffrey R. Cantwell joined Private Business in 1993 as Vice President -- Research and Development and currently serves as Chief Technical Officer, a position which he has held since 1997. Prior to 1993, Mr. Cantwell was a member of the faculty of the Electrical Engineering Department at Vanderbilt University for more than seven years.

Joseph P. Mooney joined Private Business in 1998 and currently serves as Chief Sales Officer. Mr. Mooney was Vice President/Regional Manager -- Business Development until becoming Chief Sales Officer in January 2000. Prior to joining Private Business, Mr. Mooney served as Director of Sales for Cardinal Health, Inc. from 1996 to 1998. From 1993 to 1996, Mr. Mooney was in several management and sales positions with Alcon Laboratories, Inc.

Gregg E. Colson joined Private Business in 1991 and currently serves as Senior Vice President of Client Services. He has held numerous roles within the Company's technology area since 1991, including Vice President, Product Development/Electronic Commerce and Director of Training/Technical Support.

                             EXECUTIVE COMPENSATION

         The following table provides information as to annual, long-term or other compensation we paid during fiscal years ended December 31, 1999, 1998 and 1997 for the Company's Chief Executive Officers and the persons who, at December 31, 1999, were the other four most highly compensated executive officers of the Company (collectively, the "Named Executive Officers").

SUMMARY COMPENSATION TABLE


                                                                                                                  LONG-TERM
                                                                                                                 COMPENSATION
                                                                       ANNUAL COMPENSATION                          AWARDS
                                                          --------------------------------------------              ------
                                                                                                                  SECURITIES
                                                                                       OTHER ANNUAL               UNDERLYING
NAME AND PRINCIPAL POSITION                YEAR            SALARY           BONUS      COMPENSATION(1)            OPTIONS(#)
---------------------------                ----            ------           -----      ---------------            ----------
Kevin M. McNamara, (2)                     1999             85,000          50,000            --                  1,000,000
   Chief Executive Officer                 1998              N/A             N/A            N/A                       N/A
                                           1997              N/A             N/A            N/A                       N/A

Jerry L. Cover,                            1999            201,115               0            --                    115,000
   President                               1998            202,000         118,000       3,002,132(3)                40,000
                                           1997            154,802          75,000            --                     90,000

Fred P. Read,                              1999             96,115          50,000            --                     24,400
    Chief Financial Officer                1998            101,305          40,000        202,441(3)                 16,000
                                           1997             85,125          25,000            --                     14,000

Jeffrey R. Cantwell,                       1999            110,000          50,000            --                     24,400
   Chief Technical Officer                 1998            100,100          35,000        249,766(3)                 20,000
                                           1997             89,007          30,000            --                     18,000

Joseph T. Stewart, (4)                     1999            126,794               0            --                     64,400
   Chief Operating Officer


(1) In accordance with the rules of the Securities and Exchange Commission, the compensation described in this table does not include medical, group life insurance or other benefits received by these executive officers which are available generally to all salaried employees of Private Business and perquisites and other personal benefits received by these executive officers, which do not exceed the lesser of $50,000 or 10% of any such officer's salary and bonus disclosed in this table.

(2)   Mr. McNamara joined the Company on October 31, 1999.

(3) Mr. Cover, Mr. Read and Mr. Cantwell received special one time bonuses in 1998 in conjunction with our recapitalization in recognition of their contributions to the Company. These bonuses do not represent the customary incentive structure of Private Business.

(4) Mr. Stewart resigned his position with the Company effective January 14, 2000.

      Option Grants. The following table provides certain information with respect to grants of stock options to the Named Executive Officers pursuant to the Company's Stock Option Plan during the year ended December 31, 1999.

Options/SAR Grants in Last Fiscal Year


                                              PERCENT OF                                                      POTENTIAL REALIZABLE
                             NUMBER OF       TOTAL OPTIONS                                                      VALUE AT ASSUMED
                            SECURITIES        GRANTED TO      EXERCISE        MARKET                          ANNUAL RATE OF STOCK
                            UNDERLYING        EMPLOYEES       OR BASE        PRICE ON                        PRICE APPRECIATION FOR
                             OPTIONS          IN FISCAL        PRICE         DATE OF      EXPIRATION             OPTIONS TERM(2)
       NAME                 GRANTED(1)          YEAR         ($/SHARE)        GRANT          DATE             5%              10%
       ----                 ----------          ----         ---------        -----          ----             --              ---
Kevin M. McNamara            500,000            19.7           2.125          2.125        10/28/09        668,201        1,693,351
                             250,000             9.8            8.00          2.125        10/28/09              0                0
                             250,000             9.8           12.00          2.125        10/28/09              0                0

Jerry L. Cover                40,000             1.6            8.00           8.00        03/31/09        201,246          509,998
                              75,000             3.0            8.00           8.00        05/25/09        337,337          956,245

Fred P. Read                  14,400             0.6            8.00           8.00        03/31/09         72,499          183,599
                              10,000             0.4            8.00           8.00        05/25/09         50,312          127,499

Jeffrey R. Cantwell           14,400             0.6            8.00           8.00        03/31/09         72,499          183,599
                              10,000             0.4            8.00           8.00        05/25/09         50,312          127,499

Joseph T. Stewart             14,400             0.6            8.00           8.00        03/31/09         72,499          183,599
                              50,000             2.0            8.00           8.00        05/25/09        251,558          637,497



(1) Options granted to Mr. McNamara become exercisable one thirty-sixth (1/36) per month, options granted to the other Named Executive Officers generally become exercisable one forty-eighth (1/48) per month.

(2) The potential realizable values illustrate values that might be realized upon exercise immediately prior to the expiration of the term of these options using 5% and 10% appreciation rates, as required by the Securities and Exchange Commission, compounded annually. These values do not, and are not intended to, forecast possible future appreciation, if any, of the Company's stock price. Additionally, these values do not take into consideration the provisions of the options providing for vesting over a period of years or termination of options following termination of employment.

      Option Exercise and Values. The table below provides information as to exercise of options by The Named Executive Officers during the 1999 fiscal year under the option plans and the year-end value of unexercised options.

               AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                      AND FISCAL YEAR-END OPTION/SAR VALUES


                        NUMBER OF                              NUMBER OF UNDERLYING                    VALUE OF UNEXERCISED
                       SECURITIES                            UNEXERCISED OPTIONS/SARS               IN-THE-MONEY OPTIONS/SARS
                       UNDERLYING                              AT FISCAL YEAR-END                    AT FISCAL YEAR-END($)(1)
                        OPTIONS          VALUE        -------------------------------------      -------------------------------
NAME                   EXERCISED(#)     REALIZED      EXERCISABLE             UNEXERCISABLE      EXERCISABLE       UNEXERCISABLE
----                   ------------     --------      -----------             -------------      -----------       -------------
Kevin M. McNamara              0           N/A           83,333                  916,667          $112,001          $1,231,999
Jerry L. Cover            95,167         164,166        120,938                  234,895           184,895             173,130
Fred P. Read               4,917          27,035         19,441                   40,042            31,119              24,196
Jeffrey R. Cantwell            0           N/A           54,108                   46,292           169,182              34,626
Joseph T. Stewart              0           N/A           15,942                   68,458                 0                   0


(1) This amount represents the aggregate of the number of "in-the-money" options multiplied by the difference between $4.813, the fair market value of the Common Stock at December 31, 1999, and the exercise price for that option. Options are classified as "in-the-money" if the market value of the underlying common stock exceeds the exercise price of the option. Actual values which may be realized, if any, upon the exercise of options will be based on the per share market price of the common stock at the time of exercise and are thus dependent upon future performance of the common stock.

EMPLOYMENT AGREEMENT

        Effective October 31, 1999, the Company entered into an Executive Employment Agreement with Mr. McNamara as the Company's Chief Executive Officer which was subsequently superceded by an Amended and Restated Executive Employment Agreement, also effective October 31, 1999. Mr. McNamara's agreement provides for an annual base salary of not less than $210,000 and an annual incentive cash bonus of up to 100% of his base salary upon achievement of certain performance criteria to be established from time to time. The employment agreement provides that Mr. McNamara will be appointed to the Company's Board of Directors and has an initial term of two years, subject to automatic annual renewals absent prior notice from either party. Mr. McNamara received a $50,000 additional payment upon execution of the employment agreement.

        The employment agreement further provides for the grant to Mr. McNamara of options to acquire 500,000 shares of the Company's common stock at an exercise price equal to the closing trading price on October 29, 1999, of $2.125; an additional 250,000 shares at an exercise price of $8.00 per share; and an additional 250,000 shares at an exercise price of $12.00 per share. These options vest over three years at the rate of 1/36th per month and constitute incentive stock options to the extent eligible under applicable tax laws, and, with respect to any excess, nonqualified stock options.

        The employment agreement provides for various payments to Mr. McNamara upon cessation of employment, depending on the circumstances. If the Company terminates Mr. McNamara's employment for "Cause" or if he resigns prior to a "Change in Control" (other than due to an uncured material breach by the Company), Mr. McNamara will receive his pro rata base salary and perquisites to the date of termination. If Mr. McNamara dies or becomes disabled during his term of employment, he will receive his pro rata base salary, perquisites and incentive bonus to the date of termination or resignation.

        If, prior to an "Initial Change in Control Event," the Company terminates Mr. McNamara's employment due to a "Discharge Event," or he resigns based on an uncured material breach by the Company, then Mr. McNamara will receive a lump sum payment equal to his base salary and "Average Bonus." If prior to an "Initial Change in Control Event" the Company terminates his employment without "Cause" and without a "Discharge Event," Mr. McNamara will receive the greater of (i) his base salary and "Average Bonus" or (ii) his base salary and standard incentive bonus for the remainder of the unexpired term of the employment agreement.

        If after an "Initial Change in Control Event," the Company terminates Mr. McNamara's employment other than for "Cause," death or disability, or if Mr. McNamara voluntarily resigns for any reason other than his death or disability, then the agreement generally provides that the Company will pay Mr. McNamara a lump sum termination payment of twice his base salary and his "Average Bonus"

        The employment agreement provides certain time periods for the exercise of Mr. McNamara's options should his employment cease, which are generally more favorable after a

"Change in Control." All options granted to Mr. McNamara immediately vest and become exercisable upon a Change in Control, and are extinguished should he be terminated for "Cause."

        The employment agreement indemnifies Mr. McNamara for excise taxes imposed upon him based on his receipt of any "excess parachute payment" within the meaning of Section 280G(b) of the Internal Revenue Code. Mr. McNamara agreed in the employment agreement not to compete within the continental United States with the "Business Activities" of the Company during the term of his employment and the following two years, nor to solicit the Company's employees during such period for employment elsewhere.

                          COMPENSATION COMMITTEE REPORT

COMPENSATION POLICY

        The Compensation Committee intends to make the Company's executive compensation package competitive with the marketplace, with an emphasis on compensation in the form of equity ownership, the value of which is contingent on the long-term market performance of the Company's Common Stock. The Compensation Committee also seeks to control the Company's fixed costs and to enhance the Company's annual performance by providing executive officers with opportunities to earn annual cash bonuses for achieving Company and individual performance goals. In establishing the Company's compensation policies, the Compensation Committee also considers information regarding levels and practices at other companies in related industries that are comparable to the Company. Although the Compensation Committee does not establish specific targets for compensation of the Company's executive officers relative to executive officers at comparable companies, the Compensation Committee believes that the compensation for the Company's executive officers generally falls in the median range of executive compensation for such comparable companies.

EXECUTIVE OFFICER COMPENSATION

        The annual compensation package of executive officers of the Company provides for base salaries, as well as for the opportunity to receive annual bonuses that are related, among other factors, to Company performance and individual performance. The Company also provides long-term equity based compensation generally through participation in the 1994 Stock Option Plan and 1999 Stock Option Plan. This assures that key management employees have a meaningful stake in the Company, the ultimate value of which is dependent on the Company's long-term stock price appreciation, and that the interests of executive officers are aligned with those of the Company's shareholders.

        Base Salary. Executive officers' base salaries reflect their positions and experience. Annual base salary increases for executive officers are established as a result of an analysis of each executive's individual performance during the prior year, the overall performance of the Company during the prior year and his or her level of responsibility, prior experience and breadth of knowledge. The Company believes that current executive officer salaries are competitive with comparable companies.

        Annual Bonus. To control fixed salary costs and reward annual performance, the Company pays annual bonuses to executive officers for achieving Company and individual performance goals. In setting annual bonus awards, The Compensation Committee considers, among other factors, the Company's revenue growth, the development and expansion of its business, improvement of management structures and general management objectives. Actual awards are recommended by the Chief Executive Officer and approved by the Compensation Committee based on its assessment of each executive's individual performance and responsibility for the Company's financial and business condition.

        Stock Options. The 1994 Stock Option Plan and 1999 Stock Option Plan permits grants of incentive stock options and non-qualified stock options. The incentive stock options are granted with an exercise price at the fair market value on the grant date, vest over a four year period, and expire after ten years. Non-qualified stock options are granted with an exercise price established by the Board of Directors, vest from immediately after the date of grant up to four years after the date of grant and expire after ten years. Accordingly, stock options have value only if the stock price appreciates from the date such options are granted. This component of executive compensation focuses executives on long-term creation of shareholder value and encourages equity ownership in the Company. In determining the actual size of stock option awards under the Stock Option Plans, the Compensation Committee considers the value of the stock on the date of grant, competitive practices, the executive's stock holdings, the amount of options previously granted to the executive, individual performance and the Company's performance.

COMPENSATION OF THE CHIEF EXECUTIVE OFFICER

        Kevin M. McNamara. Mr. McNamara became the Chief Executive Officer of the Company on November 1, 1999. Mr. McNamara and the Company entered into an employment agreement, dated October 31, 1999, which is described under the heading, Employment Agreement.

        The Compensation Committee and the Board of Directors approved a total compensation package that was designed to be competitive with compensation provided to chief executive officers at companies of size comparable to the Company as well as provide a compensation level and structure necessary to obtain an executive with Mr. McNamara's experience and credentials. Mr. McNamara's employment agreement provides for an annual salary of $210,000 and a bonus in the amount of up to 100% of his base salary upon achievement of certain performance targets established by the Board of Directors.

        The above Compensation Committee Report is not deemed to be part of a document filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended (the "Securities Act"), or the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and is not to be deemed incorporated by reference in any documents filed under the Securities Act or the Exchange Act, without the express written consent of the Company.


                                      The Members of the Compensation Committee
                                                   Mr. Thomas L. Black
                                                   Mr. William B. King
                                                   Mr. Bruce R. Evans

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

TRANSACTIONS WITH MANAGEMENT AND OTHERS

        Lease Agreement. On October 27, 1997, Private Business leased a building containing approximately 6,740 square feet of property in Franklin, Tennessee from Madison Land Company, a company which is co-owned by Mr. King, one of our directors. Private Business uses this building for its electronic commerce operations. The lease expired April 30, 2000, with an option to renew the lease on a month-to-month basis for no more than four months. The base annual rent under the lease is $78,750 per annum, payable in advance monthly installments of $6,562.50. Private Business believes this lease is on terms as favorable to us as we could have obtained in an arms-length negotiation with unaffiliated third parties.

        Administrative Support Agreements. Private Business has, in the past, provided various management and administrative functions for Board Member, Inc., Magellan Corp., Madison Land Company, Maryland Farms Land, LLC, Maryland Farms South, LLC, Private Business Partners, Inc., Careers, Inc., Imagic Corporation, Discount Brokerage Services, Inc. and Senior Achievement. These companies are owned or partially owned by various stockholders of Private Business. The services that were provided included provision of general accounting as well as allowing employees to participate in our benefits programs. The companies paid for these services based upon their actual use of the services and in 1999 paid an aggregate of $34,945 for such services. All of these arrangements have been terminated.

        Software and Consulting Services. During 1999, Private Business, Inc. purchased $91,666 worth of software and consulting services from InfoAdvantage, Inc., a Lotus Notes reseller. This company is partially owned by Mr. King and Mr. Thurman, two of our directors. We use this product in various internal applications, including the company's e-mail service. Because of a bidding process, we believe that the software and services were purchased at terms as favorable to us as we could have obtained in an arms-length negotiation with unaffiliated third parties. We continue to purchase software and services from InfoAdvantage, Inc. as needed.

RELATED PARTY TRANSACTION POLICY

        Private Business has a policy that any transactions between Private Business and its officers, directors and affiliates will be on terms as favorable to Private Business as can be obtained from unaffiliated third parties. Such transactions with such persons will be subject to approval by a majority of our outside directors or will be consistent with policies approved by such outside directors.

           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

        The Company's Compensation Committee is currently composed of Mr. Black, Mr. Evans and Mr. King. No executive officer of the Company serves as a member of the compensation committee or as a director of any other entity whose executive officer(s) serves as a director of the Company.

                               COMPANY PERFORMANCE

        Rules promulgated by the SEC require that the Company include in this Proxy Statement a line graph which compares the yearly percentage change in cumulative total shareholder return on the Company's Common Stock with (a) the performance of a broad equity market indicator, the Nasdaq Stock Market (US) (the "Broad Index") and (b) the performance of a published industry index or peer group index, Russell 2000 (the "Industry Index"). The Company does not believe it has an industry peer group. The following graph compares the yearly percentage change in the return on the Company's Common Stock since May 26, 1999, the date on which the Company's Common Stock first began trading on the Nasdaq National Market, with the cumulative total return on the Broad Index and the Industry Index. The graph assumes the investment of $100 in the Company's Common Stock on May 26, 1999, the investment of $100 in the Broad Index and the Industry Index on May 26, 1999, and that with respect to each hypothetical investment, all dividends were reinvested.


              Private Business, Inc.     Nasdaq Stock Market (US)     Russell 2000
5/26/99                100                        100                      100
6/99                   115                        111                      104
9/99                    54                        114                       96
12/99                   55                        167                       97

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers and directors, and persons who own more than 10% of the registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC"). Such executive officers, directors and greater than 10% shareholders are required by SEC regulations to furnish the Company with copies of all
Section 16(a) forms they file. The SEC requires public companies to disclose in their proxy statements whether persons required to make such filings missed or made late filings. During fiscal 1999, all such filings and disclosure requirements were met within the time allowed for all persons subject to Section 16(a).

                         INDEPENDENT PUBLIC ACCOUNTANTS

        The accounting firm of Arthur Andersen LLP has been selected by the Board of Directors to serve as the Company's independent public accountants for the year ending December 31, 2000. A representative of that firm will be present at the meeting and will have the opportunity to make a statement if he so desires and to respond to questions.

                              STOCKHOLDER PROPOSALS

        Proposals of stockholders intended to be presented at the 2001 Annual Meeting must be received by the Company not later than January 17, 2001 for inclusion in its Proxy Statement and form of proxy relating to that meeting. Stockholders who intend to present a proposal at the 2001 Annual Meeting without inclusion of such proposal in the Company's proxy materials are required to provide such proposals to the Company no later than March 3, 2001. Any such proposals, as well as any questions relating thereto, should be directed to Tea
K. Hoffmann, Vice President - General Counsel, 9010 Overlook Blvd., Brentwood, Tennessee, 37027.

                                 OTHER BUSINESS

        It is not anticipated that any other business will arise during the Annual Meeting as the management of the Company has no other business to present and does not know that any other person will present any other business. However, if any other business should be presented at the meeting, the persons named in the enclosed proxy intend to take such action as will be in harmony with the policies of the management of the Company.

                                  MISCELLANEOUS

        It is important that proxies be returned promptly to avoid unnecessary expense. Therefore, stockholders who do not expect to attend in person are urged, regardless of the number of shares of stock owned, to date, sign and return the enclosed proxy promptly.

                                                                     EXHIBIT A



                             PRIVATE BUSINESS, INC.
                        2000 EMPLOYEE STOCK PURCHASE PLAN

                                    ARTICLE I
                                  INTRODUCTION

        1.1 ESTABLISHMENT OF PLAN.

        PRIVATE BUSINESS, INC., a Tennessee corporation ("PBI") with principal offices located in Brentwood, Tennessee, adopts the following employee stock purchase plan for its eligible employees, effective on May 11, 2000. This Plan shall be known as the PRIVATE BUSINESS, INC. 2000 Employee Stock Purchase Plan.

        1.2 PURPOSE.

        The purpose of this Plan is to provide an opportunity for eligible employees of PBI to become shareholders of PBI. It is believed that broad-based employee participation in the ownership of PBI will help to achieve the unity of purpose conducive to the continued growth of PBI and to the mutual benefit of its employees and shareholders.

        1.3 QUALIFICATION.

        This Plan is intended that the Plan qualify as an "employee stock purchase plan" under section 423 of the Code.

        1.4 RULE 16B-3 COMPLIANCE.

        This Plan is intended to comply with Rule 16b-3 under the Securities Exchange Act of 1934, and should be interpreted in accordance therewith.

                                   ARTICLE II
                                   DEFINITIONS

        As used herein, the following words and phrases shall have the meanings specified below:

        2.1 BOARD OF DIRECTORS. The Board of Directors of PBI.

        2.2 CLOSING MARKET PRICE. The last sale price of the Stock as reported in the Nasdaq National Market System (or other over-the-counter market or an exchange, if applicable) on the date specified; or if no sales occurred on such day, at the mean between the closing "bid" and "asked" prices on such day; but if there should be any material alteration in the present system of reporting sales prices of such Stock, or if such Stock should no longer be listed on Nasdaq's National Market System (or other over-the-counter market or an exchange), the fair market value of the Stock as of a particular date shall be determined in such a method as shall be specified by the Plan Administrator in accordance with Treasury Regulations sections 1.423-2(g) and 1.421-7(e).

        2.3 CODE. The Internal Revenue Code of 1986, as amended from time to time.

        2.4 COMMENCEMENT DATE. The first day of each Option Period. The first Commencement Date shall be July 1, 2000.

        2.5 CONTRIBUTION ACCOUNT. As set forth in Article V, the account established on behalf of a Participant to which shall be credited the amount of the Participant's contribution.

        2.6 EMPLOYEE. Each employee of an Employer, as the term "employee" is used in section 423 of the Code and described in Treasury Regulations sections 1.423-2(e)(2) and 1.421-7(h)(1), except:

            (i) any employee whose customary employment is twenty (20) hours per week or less, or

            (ii) any employee whose customary employment is for not more than five months in any calendar year.

        2.7 EMPLOYER. PBI and any corporation which is a Subsidiary of PBI (except for a Subsidiary which by resolution of the Board of Directors is expressly not authorized to become a participating Employer). The term "Employer" shall include any corporation into which an Employer may be merged or consolidated or to which all or substantially all of its assets may be transferred, provided such corporation does not affirmatively disavow this Plan.

        2.8 EXERCISE DATE. The last trading date of each Option Period on the Nasdaq National Market System; but if, at such time, there is any material alteration in the present system of reporting sales of Stock or if, at such time, Stock is no longer listed on Nasdaq's National Market System (or other over-the-counter market or exchange), the Exercise Date shall be the last date of each Option Period.

        2.9 EXERCISE PRICE. The price per share of the Stock to be charged to Participants on the Exercise Date, as determined in Section 6.3.

        2.10 FIVE-PERCENT SHAREHOLDER. An Employee who owns five percent (5%) or more of the total combined voting power or value of all classes of stock of PBI or any Subsidiary thereof. In determining this five percent test, shares of stock which the Employee may purchase under outstanding options, warrants or other convertible securities, as well as stock attributed to the Employee from members of his family or otherwise under section 424(d) of the Code, shall be treated as stock owned by the Employee in the numerator, but treasury shares and Stock which may be issued under options, warrants or other convertible securities shall not be counted in the total of outstanding shares in the denominator.

        2.11 GRANT DATE. The first trading date of each Option Period on the Nasdaq National Market System; but if, at such time, there is any material alteration in the present system of reporting sales of Stock or if, at such time, Stock is no longer listed on Nasdaq's National Market System (or other over-the-counter market or exchange), the Grant Date shall be the first date of each Option Period.

        2.12 NASDAQ. The National Association of Securities Dealers Automated Quotation System.

        2.13 OPTION PERIOD. Successive periods of three (3) months (i) commencing on July 1 and ending on September 30; (ii) commencing on October 1 and ending on December 31; (iii) commencing on January 1 and ending on March 31; and (iv) commencing on April 1 and ending on June 30.

        2.14 PARTICIPANT. Any Employee of an Employer who has met the conditions for eligibility as provided in Article IV and who has elected to participate in the Plan.

        2.15 PLAN. The PRIVATE BUSINESS, INC. 2000 Employee Stock Purchase Plan.

        2.16 PLAN ADMINISTRATOR. The committee composed of one or more individuals to whom authority is delegated by the Board of Directors to administer the Plan. The initial committee shall be the Compensation Committee of the Board of Directors.

        2.17 STOCK. Those shares of common stock, no par value per share, of PBI which are reserved pursuant to Section 6.1 for issuance upon the exercise of options granted under this Plan.

        2.18 SUBSIDIARY. Any corporation in an unbroken chain of corporations beginning with PBI each of which (other than the last corporation in the chain) owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

        2.19 TREASURY REGULATIONS. The Income Tax Regulations, including Temporary Regulations, promulgated under the Code, as such regulations may be amended from time to time (including corresponding provisions of succeeding regulations).

                                   ARTICLE III
                              SHAREHOLDER APPROVAL

        3.1  SHAREHOLDER APPROVAL REQUIRED.

        No options granted under this Plan shall be effective unless the Plan is approved by the shareholders of PBI within twelve (12) months of its adoption by the Board of Directors. Without the approval of the shareholders of PBI, no amendment to this Plan shall increase the number of shares reserved under the Plan, other than as provided in Section 10.3. Approval by shareholders must comply with applicable provisions of the corporate charter and bylaws of PBI and with Tennessee law prescribing the method and degree of shareholder approval required for issuance of corporate stock or options.

                                   ARTICLE IV
                          ELIGIBILITY AND PARTICIPATION

        4.1 CONDITIONS.

        Each Employee shall become eligible to become a Participant for each Option Period on its Commencement Date if such Employee has been employed by the Employer for a continuous period of at least six (6) months prior to the Commencement Date. No Employee who, immediately after the issuance of options to such Employee under Section 6.2, would be a Five-Percent Shareholder shall be eligible to participate in the Plan. Notwithstanding anything to the contrary contained herein, no individual who is not an Employee shall be granted an option to purchase Stock under the Plan.

        4.2 APPLICATION FOR PARTICIPATION.

        Each Employee who becomes eligible to participate shall be furnished a summary of the Plan and an enrollment form. If such Employee elects to participate hereunder, Employee shall complete such form and file it with Employer no later than fifteen (15) days prior to the next Commencement Date or, in the case of the first Commencement Date, no later than June 15, 2000. The completed enrollment form shall indicate the amount of Employee contributions authorized by the Employee. If no new enrollment form is filed by a Participant in advance of any Option Period after the initial Option Period, that Participant shall be deemed to have elected to continue to participate with the same contribution previously elected (subject to the limit of 15% of base pay). If any Employee does not elect to participate in any given Option Period, such Employee may elect to participate on any future Commencement Date so long as such Employee continues to meet the eligibility requirements.

        4.3 DATE OF PARTICIPATION.

        All Employees who elect to participate shall be enrolled in the Plan commencing with the first paydate after the Commencement Date following their submission on the enrollment form. Upon becoming a Participant, the Participant shall be bound by the terms of this Plan, including any amendments whenever made.

        4.4 ACQUISITION OR CREATION OF SUBSIDIARY.

        If the stock of a corporation is acquired by PBI or another Employer so that the acquired corporation becomes a Subsidiary, or if a Subsidiary is created, the Subsidiary in either case shall automatically become an Employer and its Employees shall become eligible to participate in the Plan on the first Commencement Date after the acquisition or creation of the Subsidiary, as the case may be. In the case of an acquisition, credit shall be given to Employees of the acquired Subsidiary for service with such corporation prior to the acquisition for purposes of satisfying the requirement of Section 4.1 of six (6) months continuous employment. Notwithstanding the foregoing, the Board of Directors may by appropriate resolutions (i) provide that the acquired or newly created Subsidiary shall not be a participating Employer, (ii) specify that the acquired or newly created Subsidiary will become a participating Employer on a date other than the first Commencement Date after the acquisition or creation, or (iii) attach any conditions whatsoever (including denial of credit for prior service) to eligibility of the employees of the acquired or newly created Subsidiary.

                                    ARTICLE V
                              CONTRIBUTION ACCOUNT

        5.1 EMPLOYEE CONTRIBUTIONS.

        The enrollment form signed by each Participant shall authorize the Employer to deduct from the Participant's compensation an after-tax amount in an exact number of dollars during each payroll period not less than ten dollars ($10.00) for a semi-monthly payroll period nor more than an amount which is fifteen percent (15%) of the Participant's base pay on the Commencement Date. The dollar amount deducted each payday shall be credited to the Participant's Contribution Account. Participant contributions will not be permitted to commence at any time during the Option Period other than on a Commencement Date. No interest will accrue on any contributions or on the balance in a Participant's Contribution Account.

        5.2 MODIFICATION OF CONTRIBUTION RATE.

        No change shall be permitted in a Participant's amount of withholding except upon a Commencement Date, and then only if the Participant files a new enrollment form with the Employer at least fifteen (15) days in advance of the Commencement Date designating the desired withholding rate. Notwithstanding the foregoing, a Participant may notify the Employer at any time that Participant wishes to discontinue the Participant's contributions (except during the last 15 days of the Option Period). This notice shall be in writing an on such forms as provided by the Employer and shall become effective as of a date provided on the form not more than thirty (30) days following its receipt by the Employer. The Participant shall become eligible to recommence contributions on the next Commencement Date.

        5.3 WITHDRAWAL OF CONTRIBUTIONS.

        A Participant may elect to withdraw the balance of his Contribution Account at any time during the Option Period prior to the Exercise Date (except during the last 15 days of the Option Period). The option granted to a Participant shall be canceled upon his withdrawal of the balance in his Contribution Account. This election to withdraw must be in writing on such forms as may be provided by the Employer. If contributions are withdrawn in this manner, further contributions during that Option Period will be discontinued in the same manner as provided in Section 5.2 and the Participant shall become eligible to recommence contributions on the next Commencement Date.

                                   ARTICLE VI
                        ISSUANCE AND EXERCISE OF OPTIONS

        6.1 RESERVED SHARES OF STOCK.

        PBI shall reserve one million (1,000,000) shares of Stock for issuance upon exercise of the options granted under this Plan.

        6.2 ISSUANCE OF OPTIONS.

        On the Grant Date each Participant shall be deemed to receive an option to purchase Stock with the number of shares and Exercise Price determined as provided in this Article VI, subject to the maximum limit specified in Section 6.6(a). All such options shall be automatically exercised on the following Exercise Date, except for options which are canceled when a Participant withdraws the balance of his Contribution Account or which are otherwise terminated under the provisions of this Plan.

        6.3 DETERMINATION OF EXERCISE PRICE.

        The Exercise Price of the options granted under this Plan for any Option Period shall be the lesser of:

            (i) eighty-five percent (85%) of the Closing Market Price of the Stock on the Exercise Date, or

            (ii) eighty-five percent (85%) of the Closing Market Price of the Stock on the Grant Date.

        6.4 PURCHASE OF STOCK.

        On an Exercise Date, all options shall be automatically exercised, except that the options of a Participant who has terminated employment pursuant to Section 7.1 or who has withdrawn all his contribution shall expire. The Contribution Account of each Participant shall be used to purchase the maximum number of shares of Stock (including fractional shares) determined by dividing the Exercise Price into the balance of the Participant's Contribution Account.

        6.5 TERMS OF OPTIONS.

        Options granted under this Plan shall be subject to such amendment or modification as the Employer shall deem necessary to comply with any applicable law or regulations, including but not limited to sections 421, 423 and 424 of the Code and the Treasury Regulations promulgated under those Code sections, and shall contain such other provisions as the Employer shall from time to time approve and deem necessary.

        6.6 LIMITATIONS ON OPTIONS.

        The options granted hereunder are subject to the following limitations:

            (a) No Participant shall be permitted to purchase during any calendar year Stock under this Plan (and any other plan of the Employer or Subsidiary which is qualified under section 423 of the Code) having a Closing Market Price in excess of $25,000 (as determined on the Grant Date for the Option Period during which each such share of Stock is purchased).

            (b) No option may be granted to a Participant if the Participant immediately after the option is granted would be a Five-Percent Shareholder.

            (c) No Participant may assign, transfer or otherwise alienate any options granted to him under this Plan, otherwise than by will or the laws of descent and distribution, and such options must be exercised during the Participant's lifetime only by the Participant.

        6.7 PRO RATA REDUCTION OF OPTIONED STOCK.

        If the total number of shares of Stock to be purchased under option by all Participants on an Exercise Date exceeds the number of shares of Stock remaining authorized for issuance under Section 6.1, a pro rata allocation of the shares of Stock available for issuance will be made among Participants in proportion to their respective Contribution Account balances on the Exercise Date, and any money remaining in the Contribution Accounts shall be returned to the Participants.

        6.8 STATE SECURITIES LAWS.

        Notwithstanding anything to the contrary contained herein, the Company shall not be obligated to issue shares of Stock to any Participant if to do so would violate any State securities law applicable to the sale of Stock to such Participant. In the event that the Company refrains from issuing shares of Stock to any Participant in reliance on this Section, the Company shall return to such Participant the amount in such Participant's Contribution Account that would otherwise have been applied to the purchase of Stock.

                                   ARTICLE VII
                          TERMINATION OF PARTICIPATION

        7.1 TERMINATION OF EMPLOYMENT.

        Any Employee whose employment with the Employer is terminated during the Option Period prior to the Exercise Date for any reason except death, disability or retirement at or after age 65 shall cease being a Participant immediately. The balance of that Participant's Contribution Account shall be paid to such Participant as soon as practical after his termination. The option granted to such Participant shall be null and void.

        7.2 DEATH.

        If a Participant should die while employed by the Employer, no further contributions on behalf of the deceased Participant shall be made. The legal representative of the deceased Participant may elect to withdraw the balance in said Participant's Contribution Account by notifying the Employer in writing prior to the Exercise Date in the Option Period during which the Participant died. In the event no election to withdraw is made prior to the Exercise Date, the balance accumulated in the deceased Participant's Contribution Account shall be used to purchase shares of Stock in accordance with Section 6.4. Any money remaining which is insufficient to purchase a whole share shall be paid to the legal representative.

        7.3 RETIREMENT.

        If a Participant should retire from the employment of the Employer at or after attaining age 65, no further contributions on behalf of the retired Participant shall be made. The Participant may elect to withdraw the balance in his Contribution Account by notifying the Employer in writing prior to the Exercise Date in the Option Period during which the Participant retired. In the event no election to withdraw is made prior to the Exercise Date, the balance accumulated in the retired Participant's Contribution Account shall be used to purchase shares of Stock in accordance with Section 6.4, and any money remaining which is insufficient to purchase a whole share shall be paid to the retired Participant.

        7.4 DISABILITY.

        If a Participant should terminate employment with the Employer on account of disability, as determined by reference to the definition of "disability" in the Employer's long-term disability plan, no further contributions on behalf of the disabled Participant shall be made. The Participant may elect to withdraw the balance in his Contribution Account by notifying the Employer in writing prior to the Exercise Date in the Option Period during which the Participant became disabled. In the event no election to withdraw is made prior to the Exercise Date, the balance accumulated in the disabled Participant's Contribution Account shall be used to purchase shares of Stock in accordance with Section 6.4, and any money remaining which is insufficient to purchase a whole share shall be paid to the disabled Participant.

                                  ARTICLE VIII
                               OWNERSHIP OF STOCK

        8.1 STOCK CERTIFICATES.

        Stock purchased through exercise of the options granted hereunder shall be uncertificated. However, certificates will be issued as soon as practical at the written request of the Participant, in the name of the Participant, jointly in the name of the Participant and a member of the Participant's family, or to the Participant as custodian for the Participant's child under the applicable jurisdiction's Gift to Minors Act.

        8.2 PREMATURE SALE OF STOCK.

        If a Participant (or former Participant) sells or otherwise disposes of any shares of Stock obtained under this Plan

            (i) prior to two (2) years after the Grant Date of the option under which such shares were obtained, or

            (ii) prior to one (1) year after the Exercise Date on which such shares were obtained,

that Participant (or former Participant) must notify the Employer immediately in writing concerning such disposition.

                                   ARTICLE IX
                          ADMINISTRATION AND AMENDMENT

        9.1 ADMINISTRATION.

        The Plan Administrator shall (i) administer the Plan and keep records of the Contribution Account balance of each Participant, (ii) interpret the Plan, and (iii) determine all questions arising as to eligibility to participate, amount of contributions permitted, determination of the Exercise Price, and all other matters of administration. The Plan Administrator shall have such duties, powers and discretionary authority as may be necessary to discharge the foregoing duties, and may delegate any or all of the foregoing duties to any individual or individuals (including officers or other Employees who are Participants). The Board of Directors shall have the right at any time and without notice to remove or replace any individual or committee of individuals serving as Plan Administrator. All determinations by the Plan Administrator shall be conclusive and binding on all persons. All rules, regulations, or procedures that may be necessary for the proper administration or functioning of this Plan that are not covered in this Plan document shall be promulgated and adopted by the Plan Administrator.

        9.2 AMENDMENT.

        The Board of Directors of the Employer may at any time amend the Plan in any respect, including termination of the Plan, without notice to Participants; provided, however, no option issued hereunder may be modified, extended or renewed, as those terms are used in section 424(h) of the Code, without the prior approval of the Participant to which option relates. If the Plan is terminated, all options outstanding at the time of termination shall become null and void and the balance in each Participant's Contribution Account shall be paid to that Participant. Notwithstanding the foregoing, no amendment of the Plan as described in Section 3.1 shall become effective until and unless such amendment is approved by the shareholders of PBI.

                                    ARTICLE X
                                  MISCELLANEOUS

        10.1 EXPENSES.

        The Employer will pay all expenses of administering this Plan that may arise in connection with the Plan.

        10.2 NO CONTRACT OF EMPLOYMENT.

        Nothing in this Plan shall be construed to constitute a contract of employment between an Employer and any Employee or to be an inducement for the employment of any Employee. Nothing contained in this Plan shall be deemed to give any Employee the right to be retained in the service of an Employer or to interfere with the right of an Employer to discharge any Employee at any time, with or without cause, regardless of the effect which such discharge may have upon him as a Participant of the Plan.

        10.3 ADJUSTMENT UPON CHANGES IN STOCK.

        The aggregate number of shares of Stock reserved for purchase under the Plan as provided in Section 6.1, and the calculation of the Exercise Price as provided in Section 6.3, shall be adjusted by the Plan Administrator (subject to direction by the Board of Directors) in an equitable manner to reflect changes in the capitalization of PBI, including, but not limited to, such changes as result from merger, consolidation, reorganization, recapitalization, stock dividend, dividend in property other than cash, stock split, combination of shares, exchange of shares and change in corporate structure. If any adjustment under this Section 10.3 would create a fractional share of Stock or a right to acquire a fractional share of Stock, such fractional share shall be disregarded and the number of shares available under the Plan and the number of shares covered under any options granted pursuant to the Plan shall be the next lower number of shares, rounding all fractions downward.

        10.4 EMPLOYER'S RIGHTS.

        The rights and powers of any Employer shall not be affected in any way by its participation in this Plan, including but not limited to the right or power of any Employer to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge or to consolidate or to dissolve, liquidate or sell, or transfer all or any part of its business or assets.

        10.5 LIMIT ON LIABILITY

        No liability whatever shall attach to or be incurred by any past, present or future shareholders, officers or directors, as such, of PBI or any Employer, under or by reason of any of the terms, conditions or agreements contained in this Plan or implied therefrom, and any and all liabilities of any and all rights and claims against PBI, an Employer, or any shareholder, officer or director as such, whether arising at common law or in equity or created by statute or constitution or otherwise, pertaining to this Plan, are hereby expressly waived and released by every Participant as a part of the consideration for any benefits under this Plan; provided, however, no waiver shall occur, solely by reason of this Section 10.5, of any right which is not susceptible to advance waiver under applicable law.

        10.6 GENDER AND NUMBER.

        For the purposes of this Plan, unless the contrary is clearly indicated, the use of the masculine gender shall include the feminine, and the singular number shall include the plural and vice versa.

        10.7 GOVERNING LAW.

        The validity, construction, interpretation, administration and effect of this Plan, and any rules or regulations promulgated hereunder, including all rights or privileges of any Participants hereunder, shall be governed exclusively by and in accordance with the laws of the State of Tennessee, except that the Plan shall be construed to the maximum extent possible to comply with section 423 of the Code and the Treasury Regulations promulgated thereunder.

        10.8 HEADINGS.

        Any headings or subheadings in this Plan are inserted for convenience of reference only and are to be ignored in the construction of any provisions hereof.

        10.9 SEVERABILITY.

        If any provision of this Plan is held by a court to be unenforceable or is deemed invalid for any reason, then such provision shall be deemed inapplicable and omitted, but all other provisions of this Plan shall be deemed valid and enforceable to the full extent possible under applicable law.

        IN WITNESS WHEREOF, the Employer has adopted this Plan effective May 11, 2000.


Date: May 11, 2000


                                           PRIVATE BUSINESS, INC.


                                           By:
                                                  ------------------------------

                                           Title:
                                                  ------------------------------

PROXY                        PRIVATE BUSINESS, INC.                        PROXY

                  ANNUAL MEETING OF STOCKHOLDERS, JUNE 1, 2000
               THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

    The undersigned hereby appoints Kevin M. McNamara and Fred P. Read, or either of them, as proxies, with power of substitution, to vote all shares of the undersigned at the Annual Meeting of Stockholders of Private Business, Inc., to be held on June 1, 2000, at 9:00 a.m. Central Daylight Time, at our corporate offices, 9010 Overlook Boulevard, Brentwood, Tennessee and at any adjournments or postponements thereof, in accordance with the following instructions:

(1) ELECTION OF CLASS 1 DIRECTORS

    [ ] FOR all nominees listed below                            [ ] WITHHOLD AUTHORITY
        (except as marked to the contrary below)                     to vote for all nominees listed below

(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE CHECK THE
 BOX TO VOTE "FOR" ALL NOMINEES AND STRIKE A LINE THROUGH THE NOMINEE'S NAME IN
                                THE LIST BELOW.)

         Jerry L. Cover         Gregory A. Thurman         Fred C. Goad

(2) APPROVE THE ADOPTION OF THE COMPANY'S 2000 EMPLOYEE STOCK PURCHASE PLAN.

            [ ] FOR             [ ] AGAINST             [ ] ABSTAIN

(3) In their discretion, on such other matters as may properly come before the Meeting.

 [ ] FOR DISCRETION             [ ] AGAINST DISCRETION             [ ] ABSTAIN

(Continued on reverse side)

(Continued from other side)

    THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THE SHARES WILL BE VOTED FOR THE NOMINEES IN THE ELECTION OF CLASS 1 DIRECTORS, FOR THE APPROVAL OF THE EMPLOYEE STOCK PURCHASE PLAN AND, IN THE DISCRETION OF THE PROXIES, ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

PLEASE SIGN AND DATE BELOW AND RETURN PROMPTLY.

                                                 Dated:                   , 2000
                                                       -------------------

                                                 Dated:                   , 2000
                                                       -------------------

                                                 Signatures of stockholder(s)
                                                 should correspond exactly with
                                                 the name printed hereon. Joint
                                                 owners should each sign
                                                 personally. Executors,
                                                 administrators, trustees, etc.,
                                                 should give full title and
                                                 authority.

                             PRIVATE BUSINESS, INC.
                            9010 OVERLOOK BOULEVARD
                           BRENTWOOD, TENNESSEE 37027